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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 24, 2000, included in the Proxy Statement of AverStar, Inc. that is made a part of Pre-Effective Amendment No. 1 to the Registration Statement (Form S-4 No. 333-35188) and Prospectus of The Titan Corporation for the registration of shares of its common stock.

                                                     /s/ Ernst & Young LLP

Boston, Massachusetts
May 23, 2000